UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 26, 2017

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5. Corporate Governance and Management.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	Greenhill & Co., Inc. (“Greenhill”) held its annual meeting of stockholders on July 26, 2017.

(b)	At the annual meeting, Greenhill’s stockholders voted on (1) the election of six directors, (2) an advisory vote to approve Greenhill’s named executive officer compensation, (3) an advisory vote on the frequency of future advisory votes to approve Greenhill’s named executive officer compensation and (4) the ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2017.

The votes cast by the holders of Greenhill’s common stock on each of the foregoing proposals were as follows:

Proposal 1 — Election of six directors.

Greenhill’s stockholders elected the following six directors to each serve a one-year term. The final tabulation of votes with respect to each nominee for office was as follows:

Nominee	For	Withheld	Broker Non-Votes
Robert F. Greenhill	22,547,045	886,042	4,777,106
Scott L. Bok	23,116,011	317,076	4,777,106
Steven F. Goldstone	22,689,879	743,208	4,777,106
Stephen L. Key	22,697,029	736,058	4,777,106
John D. Liu	23,099,266	333,821	4,777,106
Karen P. Robards	23,214,953	218,134	4,777,106

Proposal 2 — Advisory vote to approve Greenhill’s named executive officer compensation.

Greenhill’s stockholders approved the non-binding, advisory vote on named executive officer compensation (“say-on-pay”) based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
16,734,193	6,671,306	27,587	4,777,106

Proposal 3 — Advisory vote on the frequency of future advisory votes to approve Greenhill’s named executive officer compensation.

The non-binding, advisory vote on the frequency of future say-on-pay votes received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
22,513,889	15,742	880,272	23,184	4,777,106

Proposal 4 — Ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2017.

Greenhill’s stockholders ratified the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2017 based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
27,959,474	244,152	6,567	N/A

(c)	Not applicable.

(d)	Greenhill’s Board of Directors considered the results of the vote on the frequency of future say-on-pay votes, and determined that Greenhill will hold a say-on-pay vote on an annual basis. Greenhill’s Board will reevaluate this determination after the next shareholder advisory vote on the frequency of future say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: July 26, 2017	By:	/s/ Ricardo Lima
		Name:	Ricardo Lima
		Title:	General Counsel and Secretary